================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 26, 2005


                               ALTRIA GROUP, INC.
             (Exact name of registrant as specified in its charter)


          Virginia                         1-8940                 13-3260245
(State or other jurisdiction            (Commission            (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)


120 Park Avenue, New York, New York                             10017-5592
(Address of principal executive offices)                        (Zip Code)




  Registrant's telephone number, including area code:         (917) 663-4000

         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 2.02.   Results of Operations and Financial Condition.

         On January 26, 2005, Altria Group, Inc. issued an earnings press release announcing its financial results for the quarter ended December 31, 2004 and the fiscal year ended December 31, 2004. A copy of the earnings press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

         In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any filing or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing or document.

Item 9.01.   Financial Statements and Exhibits.

         (c)   Exhibits

         99.1 Altria Group, Inc. Earnings Press Release dated January 26, 2005 (furnished pursuant to Item 2.02).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ALTRIA GROUP, INC.

                                By: /s/ G. Penn Holsenbeck
                                   -----------------------------------------
                                    Name: G. Penn Holsenbeck
                                    Title: Vice President, Associate General
                                             Counsel and Corporate Secretary


DATE: January 26, 2005

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

99.1           Altria Group, Inc. Earnings Press Release dated January 26, 2005.